Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2002
Date of Report
(Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289 (Commission File No.)	91-1276003 (IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant’s Telephone Number, Including Area Code)

Item 5. OTHER EVENTS

On August 6, 2002 Click2learn, Inc. released its statement of operations for the three and six months ended June 30, 2002 and its balance sheet as of June 30, 2002.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

99.1	Click2learn, Inc. statement of operations for three and six months ended June 30, 2002

99.2	Click2learn, Inc. balance sheet as of June 30, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 6, 2002

Click2learn, Inc.

By:	/s/ John D. Atherly

Name: Title:	John D. Atherly Chief Financial Officer and Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Click2learn, Inc. statement of operations for three and six months ended June 30, 2002

99.2	Click2learn, Inc. balance sheet as of June 30, 2002